                                                               EXHIBIT 99.2


         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.




                            ATMOS ENERGY CORPORATION

                           6 3/4% Debentures due 2028



No. 1                                                       CUSIP NO. 049560AA3


                 Atmos Energy Corporation, a Texas and Virginia corporation (herein called the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) on July 15, 2028, at the office or agency of the Company referred to below, and to pay interest thereon on January 15, 1999 and semiannually thereafter, on January 15 and July 15 in each year, from July 27, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6 3/4% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date of the Interest Payment Date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                 Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                         ATMOS ENERGY CORPORATION


                                         By: /s/ Larry J. Dagley
                                            -----------------------------------
                                            Name:  Larry J. Dagley
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer

Attest:


By: /s/ Shirley A. Morgan
   -------------------------------------
   Name:  Shirley A. Morgan
   Title:  Assistant Corporate Secretary

                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated: July 27, 1998            U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    as Trustee



                                By:  Larry Kusch
                                   --------------------
                                   Authorized Signatory

                              REVERSE OF SECURITY

                 This Security is one of a duly authorized issue of securities of the Company designated as its 6 3/4% Debentures due 2028 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, which may be issued in one or more series under an indenture (herein called the "Indenture"), dated as of July 15, 1998, between the Company and U.S. Bank Trust National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                 The Securities shall be subject to redemption at the option of the Company, in whole or in part, in principal amounts of $1,000 or any integral multiple thereof at any time at a Redemption Price equal to the sum of
(i) an amount equal to 100% of the principal amount thereof and (ii) the Make-Whole Premium, together with accrued and unpaid interest to the Redemption Date. In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided, however, that no Securities of a principal amount of $1,000 or less shall be redeemed in part. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days before the Redemption Date, to each Holder of Securities to be redeemed, at its address as shown in the Security Register. If the Securities are to be redeemed in part only, the notice of redemption that relates to such Securities shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon surrender for cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption unless the Company defaults in the payment of the Redemption Price. As used herein, "Make-Whole Premium" means, in connection with any optional redemption of any Security, the excess, if any, of (i) the aggregate present value as of the Redemption Date of each dollar of principal of such Securities being redeemed and the amount of interest (exclusive of interest accrued to the Redemption Date) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at a rate equal to the sum of the Treasury Yield (determined on the Business Day immediately preceding the Redemption
Date) plus 0.25% from the respective dates on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of such Securities being redeemed. As used herein, "Treasury Yield" means, in connection with the calculation of any Make-Whole Premium on the Securities, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar data)) equal to the then remaining maturity of the Securities; provided that if no United

States Treasury security is available with such a constant maturity and for which a closing yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the closing yields of United States Treasury securities for which such yields are given, except that if the remaining maturity of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                 If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                 The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

                 This Security does not have the benefit of any sinking fund obligations.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. At the date of the original issuance of this Security such office or agency of the Company is maintained by U.S. Bank Trust

National Association at One Illinois Center, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601.

                 The Securities are issuable only in registered form, without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

                 Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                 The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principals.

                 The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM -   as tenants in common                 UNIF GIFT MIN ACT - .           Custodian


                                                                               (Cust.) (Minor)
 TEN ENT -   as tenants by the entireties         under Uniform Gifts to Minors
                                                  Act
                                                                        (State)
 JT TEN  -   as joint tenants with right of
 survivorship and not as tenants in common


    Additional abbreviations may also be used though not in the above list.

                                ASSIGNMENT FORM


To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to


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             (Insert assignee's social security or tax I.D. no.)


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            (Print or type assignee's name, address and zip code)

and irrevocably appoint

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agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.


Date:                    Signature:
      -----------------            --------------------------------------------
                                   (sign exactly as name appears on the other
                                    side of this Security)




Signature guaranteed by:
                         ------------------------------